                                                                   EXHIBIT 10.11

                  AMENDMENT No. 1 AND AGREEMENT dated as of December 4, 2002
         (this "Amendment"), with respect to the Credit Agreement dated as of
         June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TriMas Corporation, a Delaware corporation ("Holdings"), TriMas Company LLC, a Delaware limited liability company, (the "Parent Borrower"), the Subsidiary Term
         Borrowers and the Foreign Subsidiary Borrowers (each, as defined in the
         Credit Agreement) party thereto (collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase
         Bank, a New York banking corporation, formerly known as The Chase
         Manhattan Bank, as administrative agent and collateral agent, CSFB
         Cayman Islands Branch, as syndication agent, Comerica Bank, as documentation agent, National City Bank, as documentation agent, and
         Wachovia Bank, National Association, as documentation agent.

         A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend additional credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. Holdings and the Borrowers have requested that the Required Lenders agree to the terms as set forth herein and agree to amend certain provisions of the Credit Agreement as set forth herein.

         C. The Lenders are willing so to agree and to amend the Credit
Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendment to Section 1.01. Section 1.01 is hereby amended by:

                  (a) inserting the following definition after the definition of
         "Acquisition Transactions" and before the definition of "Adjusted LIBO
         Rate":

                  "'Add-On Notes' means the 9.875% Subordinated Notes of
         Holdings due 2012 in the aggregate principal amount of $85,000,000
         (including the Exchange Notes issued in exchange for the initial Add-On
         Notes as contemplated by the registration rights agreement related thereto) and the Indebtedness represented thereby. The Add-On Notes constitute Permitted Subordinated Notes for purposes hereunder.";

                  (b) inserting the following text at the end of the definition of "Leverage Ratio":

                  ", provided that, (i) prior to June 29, 2003 and (ii) solely for purposes of Section 6.13, Total Indebtedness shall not include an aggregate principal amount of Add-On Notes equal to the Net Proceeds from the issuance of the Add-On Notes which has not been applied to effect one or more Permitted Acquisitions (except for $20,000,000 of such Net Proceeds, which Holdings may use to purchase, repurchase, redeem or otherwise acquire its Equity Interest held by, directly or indirectly, Metaldyne Corporation pursuant to Section 6.08(a)(vii))";

                  (c) inserting the phrase "Add-On Notes," after the phrase
         "Incremental Term Loans," and before the phrase "Permitted Acquisition
         Subordinated Notes," in subclause (c) of the definition of "Permitted
         Acquisition";

                  (d) deleting subclause (c) of the definition of "Permitted
         Subordinated Notes" in its entirety and replacing such subclause (c)
         with the following text:

                  "(c) the Net Proceeds from such Indebtedness shall be used to prepay Term Loans pursuant to Section 2.11(d), except that (i) up to
         $250,000,000 in proceeds from such Indebtedness may instead be used to repay Revolving Loans pursuant to Section 2.09(a) and reduce the balances in respect of the Permitted Receivables Financing and (ii) the
         Net Proceeds from the issuance of the Add-On Notes may be used to effect one or more Permitted Acquisitions or for the purposes specified in Section 6.08(a)(vii), from the date of such issuance through June
         29, 2003 and after June 29, 2003, to the extent not so used, such Net
         Proceeds shall be used to prepay Term Loans pursuant to Section
         2.11(d), in each case (except for use of the Net Proceeds from the issuance of the Add-On Notes to repay Term Loans pursuant to Section
         2.11(d)), only if, immediately after giving effect to such repayment, the Senior Leverage Ratio is less than 3.00 to 1.00,"; and

                  (e) deleting subclause (c) of the definition of "Prepayment
         Event" in its entirety and replacing such subclause (c) with the following text:

                  "(c) the incurrence by Holdings, the Parent Borrower or any
         Subsidiary of any Indebtedness, other than Indebtedness permitted by
         Section 6.01(a) (except for Permitted Senior Notes (except to the extent proceeds therefrom are permitted to be used for other purposes pursuant to clause (b) of the definition thereof) and Permitted
         Subordinated Notes (except to the extent proceeds therefrom are permitted to be used for other purposes pursuant to clause (c) of the definition thereof))."

         SECTION 2. Amendment to Section 6.08(a). Section 6.08(a) is hereby amended by deleting (a) the reference to "and" at the end of clause (v) thereof,
(b) replacing the period at the end of clause (vi) thereof with "; and" and (c)
inserting the following text as clause (vii):

                  "(vii) Holdings may purchase, repurchase, redeem or otherwise acquire its Equity Interest held by, directly or indirectly, Metaldyne
         Corporation with up to $20,000,000 of the Net Proceeds from the issuance of the Add-On Notes (it being understood that if the Parent
         Borrower or any of the Subsidiaries holds such proceeds, it may declare and pay a dividend to Holdings to permit Holdings to effect such purchase, repurchase, redemption or acquisition)."

         SECTION 3. Representations and Warranties. Each of Holdings and the
Borrowers party hereto represents and warrants to the Administrative Agent and the Lenders that:

                  (a) this Amendment has been duly authorized, executed and
         delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (b) on the date hereof, the representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

                  (c) on the date hereof, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on Schedule 1 hereto and the Required Lenders and (b) the Borrowers shall have paid a fee to each Lender that has executed and delivered this Amendment

on the date first above written, equal to 10 basis points of the aggregate amount of such Lender's Commitment on such date.

         SECTION 5. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

         SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                    TRIMAS CORPORATION,

                                    By:    /s/ Todd R. Peters
                                           -------------------------------------

                                    TRIMAS COMPANY LLC,

                                    By:    /s/ Todd R. Peters
                                           -------------------------------------

                                    THE SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO,

                                    By:    /s/ Todd R. Peters
                                           -------------------------------------

                                    JPMORGAN CHASE, INDIVIDUALLY AND AS
                                    ADMINISTRATIVE AGENT AND COLLATERAL AGENT,

                                    By:    /s/ Richard Duker
                                           -------------------------------------
                                           Name: Richard Duker
                                           Title: Vice President

                                    CSFB CAYMAN ISLANDS BRANCH, INDIVIDUALLY AND
                                    AS SYNDICATION AGENT,

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    COMERCIA BANK, INDIVIDUALLY AND AS
                                    DOCUMENTATION AGENT,

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    NATIONAL CITY BANK, INDIVIDUALLY AND AS
                                    DOCUMENTATION AGENT,

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    INDIVIDUALLY AND AS DOCUMENTATION AGENT,

                                    By:    /s/ Frederick E. Blumer
                                           -------------------------------------
                                           Name:     Fredrick E. Blumer
                                           Title:   Vice President

         SIGNATURE PAGE TO AMENDMENT NO. 1 AND AGREEMENT DATED AS OF DECEMBER 4,
2002, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF JUNE 6, 2002 AMONG TRIMAS
CORPORATION, TRIMAS COMPANY LLC, THE SUBSIDIARY TERM BORROWERS, THE FOREIGN
SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
AND COLLATERAL AGENT, CSFB CAYMAN ISLANDS BRANCH, AS SYNDICATION AGENT, COMERICA
BANK, AS DOCUMENTATION AGENT, NATIONAL CITY BANK, AS DOCUMENTATION AGENT, AND
WACHOVIA BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT,

                                                     NAME OF INSTITUTION: